EXHIBIT 99.1

                                  CERTIFICATION


To my knowledge, this Report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of First South Bancorp, Inc.


                                        By: /s/ Thomas A. Vann
                                            -------------------------------
                                            Thomas A. Vann
                                            President and
                                            Chief Executive Officer
                                            (Principal Executive Officer)



                                        By: /s/ William L. Wall
                                            -------------------------------
                                            William L. Wall
                                            Executive Vice President
                                            Chief Financial Officer
                                            (Principal Financial Officer)

Date: August 13, 2002

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